Exhibit 99.1

INDEPENDENT AUDITOR’S REPORT

PerkinElmer, Inc.

940 Winter Street

Waltham, Massachusetts

United States of America

and

EUROIMMUN Medizinische Labordiagnostika AG

Seekamp 31

23560 Luebeck

Germany

We have audited the accompanying consolidated financial statements of EUROIMMUN Medizinische Labordiagnostika AG and its subsidiaries, which comprise the consolidated balance sheet as of December 31, 2016, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in Federal Republic of Germany this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of EUROIMMUN Medizinische Labordiagnostika AG and its subsidiaries as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the Federal Republic of Germany, except for the non presentation of comparative figures, which are not required by the US Securities & Exchange Commission.

Emphasis of matter

We draw attention to Footnote 32, which reconciles the results for the period from German Accounting Standards (German Generally Accepted Accounting Principles) to the accounting principles generally accepted in the United States of America (US GAAP). Significant differences exist between German Generally Accepted Accounting Principles and US GAAP. Our opinion is not modified with respect to this matter.

Luebeck/Germany, 20 February 2018

BDO AG

Wirtschaftsprüfungsgesellschaft

/s/ Silvia Sartori	/s/ Andreas Prill
Silvia Sartori	Andreas Prill
Wirtschaftsprüferin	Wirtschaftsprüfer
(German Public Auditor)	(German Public Auditor)

EUROIMMUN Medizinische Labordiagnostika AG, Lübeck

Consolidated Annual Financial Statements for the Fiscal Year from January 1, 2016 to December 31, 2016

Consolidated Balance Sheet

A S S E T S					SHAREHOLDERS’ EQUITY AND LIABILITIES
				12/31/2016				12/31/2016
				€				€
A.	FIXED ASSETS				A.	EQUITY
	I.	Intangible assets				I.	Subscribed capital	6,404,000.00
		1.	Goodwill	3,334,249.35		II.	Capital reserves	12,778,500.00
		2.	Franchises, trademarks, patents	768,192.48		III.	Consolidated earnings reserves	91,803,476.37
		3.	Prepayments	44,205.00		IV.	Equity difference from currency translation	4,500,020.36
		4.	Other intangible assets	997,045.06		V.	Consolidated retained earnings	13,022,898.91

				5,143,691.89				128,508,895.64

	II.	Tangible assets
		1.	Land, similar rights, and buildings,
			including buildings on unowned land	53,060,769.67
		2.	Technical equipment and machinery	19,320,204.40
		3.	Other equipment, factory and office equipment	27,683,431.54	B.	SPECIAL ACCOUNTS
		4.	Prepayments and plants and machinery under construction	9,871,216.56		Special accounts for investment grants to fixed assets		438,579.38

				109,935,622.17

	III.	Financial assets			C.	PROVISIONS
		1.	Participating interests	792.56		1.	Provisions for pensions	19,203,427.00
		2.	Shares in cooperatives	250.00		2.	Tax provisions	2,306,792.92

						3.	Other provisions	11,884,161.44

				1,042.56

								33,394,381.36

				115,080,356.62

B.	CURRENT ASSETS
					D.	LIABILITIES
	I.	Inventories				1.	Liabilities from contributions of silent shareholders	1,300,000.00
		1.	Raw materials and supplies	9,337,833.80		2.	Bank loans and overdrafts	58,081,118.76
		2.	Work in process	5,365,587.66		3.	Prepayments received	1,196,577.91
		3.	Finished goods and merchandise	19,285,543.47		4.	Trade payables	4,566,512.71
		4.	Prepayments	998,103.05		5.	Other liabilities	8,155,063.92

				34,987,067.98				73,299,273.30

	II.	Receivables and other assets
		1.	Trade receivables	48,019,184.01
		2.	Other assets	3,883,074.29	E.	DEFERRED INCOME		51,333.22

				51,902,258.30

	III.	Cash on hand and cash in banks		22,412,967.11	F.	DEFERRED TAX LIABILITIES		416,896.64

				109,302,293.39

C.	PREPAID EXPENSES			4,339,118.46

D.	DEFERRED TAX ASSETS			7,387,591.07

				236,109,359.54				236,109,359.54

Exhibit	I
Page	1

EUROIMMUN Medizinische Labordiagnostika AG, Lübeck

Consolidated Annual Financial Statements for the Fiscal Year from January 1, 2016 to December 31, 2016

Consolidated Income Statement

		2016 €
1.	Sales	239,672,026.36
2.	Change in inventory in finished goods and work in process	-2,056,855.21
3.	Other own work capitalized	772,297.41
4.	Other operating income	6,846,061.01
	- of which earnings from currency translation: EUR 4,457,498.27
5.	Cost of materials
	a) Cost of raw materials, supplies and merchandise	30,625,822.35
	b) Cost of purchased services	1,606,363.83
6.	Personnel expenses
	a) Wages and salaries	90,459,315.97
	b) Social security, pension
	and other benefits	18,736,131.64
	- of which for pensions: EUR 1,536,865.01
7.	Amortization and depreciation on intangible and tangible fixed assets	15,133,169.07
8.	Other operating expenses	50,472,972.12
	- of which expenditures from currency translation: EUR 4,190,341.32
9.	Other interest and similar income	170,987.45
	- thereof earnings from the discounting of provisions:
	EUR 19,374.44
10.	Interest and similar expenses	3,517,706.67
	- thereof expenses from the compounding of provisions:
	EUR 2,158,308.74
11.	Write-offs on financial assets	437,200.00
12.	Taxes on income	10,232,601.43
	- of which earnings from deferred taxes:
	EUR 2,639,170.90

13.	Earnings after taxes	24,183,233.94
14.	Other taxes	908,961.45

15.	Consolidated profit for the year	23,274,272.49
16.	Unappropriated earnings of the parent company from previous year	12,220,365.59
17.	Allocations to earnings reserves
	a) of the parent company	-13,159,470.60
	b) Disbursement at parent company	-3,196,548.50
	c) Disbursement to other shareholders	-92,151.36
	d) Within the scope of the consolidation	-6,023,568.71

18.	Consolidated retained earnings	13,022,898.91

Exhibit	I
Page	2

EUROIMMUN Medizinische Labordiagnostika AG, Lübeck

Consolidated Annual Financial Statements for the Fiscal Year

from January 1, 2016 to December 31, 2016

Consolidated Cash Flow Statement

		2016
		€k
Operating activities
	Annual profit of the group
	(including shares in profits of other shareholders)	23,274
+	Amortization and depreciation on fixed assets	15,570
+	Allocations to provisions	4,346
+/-	Other expenses/earnings not affecting payments	1,763

=	Cash flow	44,953
-/+	Increase/decrease in inventories, trade receivables, and other assets that are not to be classified as investment and financing activities	-8,132
+/-	Increase/decrease in trade liabilities and other liabilities that are not to be classified as investment and financing activities	1,121
-/+	Profit/loss from the disposal of fixed assets	-174
+/-	Interest expenses/Interest income	3,352
+/-	Expenses/income from taxes on income	10,232
-/+	Payments for income tax	-14,234

	Inflow of funds from operating activities	37,118

Investment activities
+	Payments from disposals of intangible assets	—
-	Payments for investments in intangible assets	-836
+	Payments from disposals of tangible assets	1,367
-	Payments for investments in tangible assets	-38,859
+	Payments from disposals of financial assets	—
-	Payments for investments in financial assets	—
+	Payments from disposals from the consolidated companies	—
-	Payments for additions to consolidated companies	-4,449
+	Interest received	88

	Outflow of funds from investment activities	-42,689

Financing activities
-	Payments from the repayment of silent contributions	—
+	Payments from the issue of bonds and the taking out of (financial) loans	33,850
-	Payments from the repayment of bonds and (financial) loans	-16,412
+	Payments from received grants/subsidies	814
-	Interest paid	-1,331
-	Dividends paid to shareholders of the parent company	-3,197
-	Dividends paid to other shareholders	-3

	Inflow/outflow of funds from financing activities	13,721

	Change affecting payments of the financial resources in the fiscal year	8,150
+/-	Changes in financial resources caused by exchange rates and measurements	670
+/-	Change in financial resources funds caused by consolidated companies
+	Financial resources at beginning of fiscal year	13,593

	Financial resources at end of fiscal year	22,413

Exhibit	I
Page	3

EUROIMMUN Medizinische Labordiagnostika AG, Lübeck

Consolidated Annual Financial Statements for the Fiscal Year from January 1, 2016 to December 31, 2016

Consolidated Analysis of Equity Movement for Fiscal Year 2016

	Paid-in capital		Earned capital		Cum. other equity	Equity	Minorities	Consolidated equity
(Amounts in €K)	Subscribed capital	Capital reserves	Earnings reserves	Consolidated unappropriated earnings	CTD[1]
January 1, 2016	6,404	12,779	72,495	12,220	6,087	109,985	356	110,341
Changes from currency translation	—	—	—	—	-1,587	-1,587	—	-1,587
Consolidated profit	—	—	—	23,274	—	23,274	—	23,274
Disbursements	—	—	—	-3,197	—	-3,197	-92	-3,289
Allocation to/withdrawal from provisions	—	—	19,180	-19,180	—	—	—	—
Miscellaneous	—	—	128	-94	—	34	-264	-230

December 31, 2016	6,404	12,779	91,803	13,023	4,500	128,509	0	128,509

[1]	CTD = currency translation differences

Exhibit	I
Page	4

EUROIMMUN Medizinische Labordiagnostika AG, Lübeck

Consolidated Annual Financial Statements for the Fiscal Year

from January 1, 2016 to December 31, 2016

Consolidated Notes

1. General information

The consolidated annual financial statements are prepared by EUROIMMUN Medizinische Labordiagnostika AG (hereinafter: “EUROIMMUN”), headquarters in Lübeck and entered in the Commercial Register of the Lübeck Local Court (Reg. No. HRB 2330 HL).

These financial statements have been prepared solely for the purpose of meeting the requirements of U.S. Securities and Exchange Commission (“SEC”) Rule 3-05 of Regulation S-X. These financial statements are not the statutory financial statements of EUROIMMUN.

The statements are prepared in accordance with the provisions of the German Commercial Code (HGB) and Company Law (AktG). The consolidated annual financial statements have been prepared in euros (EUR/€).

No comparative information has been presented in these financial statements as no comparatives are requested under SEC Rule 3-05 of Regulation S-X. However, this is a departure from German GAAP, as comparative figures are required due to the level of significance.

Significant differences exist between German Generally Accepted Accounting Principles and US Generally Accepted Accounting Principles (US-GAAP). The reconciliation to US-GAAP and a description of the relevant reconciliation items have been added to this financial statements to fulfil the requirements of SEC regulation 3-05 of Regulation S-X.

The type of expenditures format is used for preparation of the consolidated income statement.

The measurements presume a continuation of corporate activities.

2. Consolidated companies

Besides EUROIMMUN, the consolidated annual financial statements include 24 foreign companies that are under the control of EUROIMMUN and for which the latter holds the majority of the voting rights, either directly or indirectly. EUROIMMUN Diagnostics España S.L.U. and EUROIMMUN Portugal Unipessoal Lda. have been included in the group of consolidated companies since January 1, 2016, as EUROIMMUN AG had acquired 100% of the shares of each of these companies. EUROIMMUN US Real Estate LLC has been included in the group of consolidated companies since December 1, 2016 because this company was founded by the group company EUROIMMUN US, Inc. Guangzhou EUROIMMUN Medical Diagnostic Products Co., Ltd. and Guangzhou EUROIMMUN Medical Laboratory Co., Ltd. have also been included in the group of consolidated companies for the first time since being founded in December. The shares in Guangzhou EUROIMMUN Medical Diagnostic Products Co., Ltd. are held by EUROIMMUN Medical Diagnostics (China) Co., Ltd.; the shares in Guangzhou EUROIMMUN Medical Laboratory Co., Ltd. are held by Beijing EUROIMMUN Diagnostic Technology Consulting Co., Ltd.

The change in the group of consolidated companies does not impair the comparability with the previous year.

Exhibit	I
Page	5

The affiliated companies are listed in the overview of holdings at the end of these consolidated notes.

3. Consolidation principles

Capital is consolidated in accordance with the revaluation method, disclosing all hidden reserves and encumbrances at the point in time of the acquisition or at the point in time at which the company became a subsidiary. Any positive consolidation difference is recognized as goodwill pursuant to Section 309 (1) HGB and depreciated over the presumed useful life with effect on earnings. If, after allocation of the hidden reserves and encumbrances, a negative difference remains, it is disclosed in a separate item on the liabilities side of the balance sheet and reversed with effect on earnings in accordance with the provisions of Section 309 (2) HGB. The goodwill resulting from the capital consolidation will be written off by the straight-line method over the presumed useful life of 5 or 15 years. Shares in equity attributable to non-group third parties are recognized in the balancing items for shares of other shareholders within equity in the consolidated balance sheet.

The receivables and liabilities among the companies included in the consolidated financial statements are offset against one another.

The recognition of the value of assets from in-group deliveries and services is adjusted by unrealized interim results; these assets are therefore measured at group costs of acquisition or group manufacturing costs.

The in-company sales are offset against the expenditures of the receiving companies attributable to the sales unless they are recognized as Changes in inventory or Other own work capitalized. All other in-group earnings and expenditures are offset against one another.

The deferment of taxes is disclosed in accordance with the temporary concept oriented to holdings.

4. Accounting and valuation principles

The separate annual financial statements of EUROIMMUN and the consolidated foreign subsidiaries are prepared in accordance with standard accounting and valuation principles and incorporated into the consolidated annual financial statements. If there are major differences from the established standards in the financial statements of the consolidated companies prepared in accordance with the laws of their countries, adjustments are made in the relevant position. Only in insignificant cases will no adjustments be made.

Exhibit	I
Page	6

All of the financial statements of the consolidated foreign subsidiaries of EUROIMMUN in foreign currencies are translated in accordance with the modified current rate method. The translation of the balance sheet items from the national currency of the specific country into euros in the consolidated annual financial statements is always calculated according to the mean spot rate on the balance sheet date.

The items within equity, with the exception of the annual profit/loss, and the holdings are translated at historical exchange rates. The annual profit/loss is translated at the average rates for the year. The resulting currency translation differences are recognized without effect on earnings under the item “Equity difference from currency translation” within the consolidated equity.

Assets and liabilities in foreign currencies are measured at the mean spot rate on the balance sheet date. The principle of acquisition costs and imparity is applied to the measurement of receivables and liabilities in foreign currency with a term greater than one year.

The items of the income statement are translated at average rates for the year.

The currencies in the Group and their exchange rates developed as shown below.

	€1	Closing-date exchange rate	Average exchange rate
Country	=	12/31/2016	2016
USA	USD	1.0541	1.1066
Singapore	SGD	1.5234	1.5277
Great Britain	GBP	0.8562	0.8189
China	RMB	7.3202	7.3494
Poland	PLN	4.4103	4.3635
Canada	CAD	1.4188	1.4663
Switzerland	CHF	1.0739	1.0902
South Africa	ZAR	14.4570	16.2751
Turkey	YTL	3.7072	3.3427
Brazil	BRL	3.4305	3.8614

Purchased intangible assets are measured at acquisition cost less scheduled straight-line depreciation. Goodwill from the initial consolidation of holdings is capitalized and depreciated over 5 or 15 years. The useful life determined for the goodwill is based on the expectation of stable development of the sectors on the specific markets. Useful life of 4 years is assumed for most of the other intangible assets.

Exhibit	I
Page	7

The option to capitalize own development work pursuant to Section 248 (2) HGB is not exercised.

Tangible assets are measured at acquisition or manufacturing costs less the scheduled straight-line depreciation based on useful life. Acquisition costs are structured in accordance with Section 255 (1) HGB. They consequently include secondary acquisition costs and retroactive acquisition costs while taking into account any reductions in acquisition costs. The manufacturing costs of company-produced equipment include direct costs of materials and labor as well as reasonable shares of the overhead costs for materials and production plus any depreciation of the fixed assets attributable to production. Depreciation is written off pro rata temporis according to the straight-line method. Low-value assets are written off in full in the year of their acquisition.

Business and factory buildings are depreciated over a maximum of 50 years, technical equipment and machinery primarily over 8 years, and other equipment, factory and office equipment primarily over 2 to 5 years, but a maximum of 15 years.

Financial assets are measured at the lower of acquisition costs or fair value.

Raw materials and supplies are recognized in the inventories at the lower of acquisition costs or fair value. Work in process and finished goods are measured at group manufacturing costs. The manufacturing costs include directly attributable costs of materials and labor, reasonable shares of the overhead costs for materials and production and costs of general administration, plus any depreciation of the fixed assets attributable to production. Inventory risks arising from the storage period and reduced usability are recognized by valuation allowances. The principle of loss-free measurement is observed for all inventories. The fixed value method is applied in one case.

Receivables and other assets are measured at nominal value less any required valuation allowances. The general risk of bad debts is taken sufficiently into account by lump-sum value allowances.

Cash and cash equivalents are measured at nominal value.

Deferred taxes on temporary differences between the commercial law value measurements of the assets, debts and deferred items and the tax law value measurements of the consolidated companies, on accumulated deficits carried forward under tax law, and on differing value measurements related to consolidation measures are posted separately. The resulting deferred tax assets and liabilities are each disclosed as separate items in the consolidated balance sheet. They are measured at the company-specific tax rates at the point in time at which they will presumably be reversed. The applied tax rates range between 16.5% and 33.3%.

Exhibit	I
Page	8

Provisions for pensions are recognized on the basis of actuarial calculations corresponding to the pro rata projected unit credit method at the required payment amount and discounted pursuant to Section 253 (2) HGB at a discount rate announced by the Deutsche Bundesbank. The average interest rate over the last ten years of 4.01% was applied over a flat remaining term of 15 years. The calculations were based on the Heubeck Reference Tables 2005 G.

The calculation included an adjustment in current pensions of 1% p.a. Payroll trends are not given consideration in the calculation because the terms and conditions of the pension provide that the building blocks that have been earned from one closing date to the next are used as the basis for the measurement and consequently future changes in wages and salaries do not have any retroactive effect on earned building blocks.

An adjustment of ongoing pensions of 3% p.a. and payroll trends of 3% p.a. were taken into account for individual commitments granted for retirement, invalidity, and widow pensions. Allocation of future benefits is based on the ratio of the previous working time to the working time possible until payment of the pension benefits begins.

Tax provisions and other provisions are measured appropriately in accordance with prudent business judgment to cover all discernible risks. They are presented in the amount of payment. The cost increases that will presumably occur by the point in time of payment have been taken into consideration in calculating the payment amount. Provisions with a remaining term of more than one year are discounted on the basis of their remaining term at the average market interest rate of the past seven fiscal years as calculated and announced by the Deutsche Bundesbank.

Liabilities are measured at their repayment amount.

Derivative financial instruments are used to hedge interest risks from business operations and/or the resulting requirements for financing. If a direct hedge context exists and has been designated, the derivative financial instruments are included with the underlying transaction as a measurement unit. If there is no hedge context or the context is insufficient, a provision for contingent losses from pending transactions is created for unrealized losses.

Exhibit	I
Page	9

The value recognition of the contingent liabilities corresponds to the liability volume on the closing date.

5. Deviations from accounting and valuation methods used in the previous year

The applied accounting and valuation methods are the same as those applied in the previous year with the following exceptions:

During the reporting period, the new regulations under commercial law pursuant to the German Implementing Act for the Accounting Directive (BilRUG) were applied in their full scope. The resulting effects on recognition, measurement, and disclosure of specific items in the annual financial statements are described in the following presentation of the accounting and valuation methods/of the deviations from the accounting and valuation methods applied in the previous year.

As a consequence of the first-time application of the Implementing Act for the Accounting Directive (BilRUG), the sales disclosed in the reporting period are not comparable with the figures of the previous year. Revenues from the sale of tangible assets, from the company restaurant and kindergarten, from license agreements, from rent and leases, and from other secondary revenues in the amount of €2,074k are disclosed under the item Sales in accordance with the provisions of the BilRUG. The disclosure of €1,465k in the previous year was under Other operating income. The application of the BilRUG in the previous year would have resulted in sales of €207,293k.

The expenditures of €1,918k corresponding to the aforementioned sales are disclosed pursuant to application of the BilRUG in cost of materials under expenditures for raw materials and supplies and purchased goods (€1,749k) and under purchased services (€169k). The disclosure of €1,370k in the previous year was under Other operating expenses. The application of the BilRUG in the previous year would have resulted in cost of materials of €32,050k.

Explanatory comments on the consolidated balance sheet

(Values shown in €k unless otherwise stated)

Exhibit	I
Page	10

6. Fixed assets

The breakdown and development of fixed assets with gross values and cumulative depreciation in fiscal year 2016 are presented in the analysis of fixed assets movements on page 19 of the notes.

The addition in goodwill results from the initial consolidation of EUROIMMUN Diagnostics España S.L.U. and EUROIMMUN Portugal Lda. and from the repurchase of shares held by other shareholders in the subsidiaries in Poland and Switzerland. The goodwill disclosed on the balance sheet date covers exclusively differences from the capital consolidation.

During the reporting period, an unscheduled write-off in the amount of €437k was taken on the value measurement of an associated company.

7. Receivables and other assets

Other assets include receivables in the amount of €855k with a remaining term of over one year. Individual valuation allowances of €430k as well as lump-sum valuation allowances of €395k were created on trade receivables.

8. Financial instruments

Per 12/31/2016, the interest rate cap transactions with terms up to 2021 amounted to a total of nominally €550k.

The premiums of the interest caps will be reversed over their term by a simplified straight-line method. The carrying values of the interest rate cap premiums disclosed under the deferred items amount to €9k per 12/31/2016. All of the interest rate caps were allocated to measurement units in the reporting period. The fair value of the interest rate caps per 12/31/2016 amounted to €0k.

An interest swap with a floating interest rate was concluded to hedge the interest rate of a long-term loan in the amount of €1,000k and a term until 2017. A market value of €-14k was determined for this swap per December 31, 2016; it was not presented in the balance sheet as a consequence of the existing hedge relationship.

The fair value of the derivative financial instruments was measured according to the mark-to-market method. Owing to the existing effectiveness of the hedge relationship, it was not necessary to create any provisions for contingent losses from pending transactions on the balance sheet date.

The derivatives described here serve to secure the short-term need for operating funds and the interest rates of long-term loans and are tied in the amount of €1,522k to bank loans in the same amount and the same due date. The bank loans and the financial derivatives are each recorded as one measurement unit within the sense of Section 254 HGB. There are no plans to engage in trade with derivatives.

Exhibit	I
Page	11

9. Prepaid expenses

The prepaid expenses include the interest rate caps at €9k, of which €6k has a term of over one year.

Furthermore, the prepaid expenses include discounts of €2k of which €2k has a remaining term of more than one year.

10. Deferred taxes

Deferred tax assets at €2,217k result from deviations in the value measurements under commercial and tax laws at the level of the separate companies and are a consequence in particular of measurement differences in the provisions, primarily for the pension commitments of the parent company. A deferred tax asset of €301k results from accumulated deficits carried forward under tax law. The remaining amount of the item of deferred tax assets of €4,869k is a consequence of consolidation postings related primarily to the elimination of intermediate profits.

Deferred tax liabilities of €276k result from consolidation measures and liabilities of €140k result from deviations in the commercial and tax law value measurements at the level of the individual companies, primarily from measurement differences under tax law for fixed tangible assets.

Tax rates between 16.5% and 33.3% were used for calculation of the deferred taxes on the deviations. The change in the deferred tax assets and liabilities led in total to a tax income of €2,639k, which is disclosed as a balance within the item Taxes on income.

11. Subscribed capital

The subscribed capital of EUROIMMUN on the closing date amounted to €6,404,000.00, distributed among 6,404,000 no-par common shares. These are no-par-value shares and bear the names of the shareholders.

Approved capital amounts to €3,000,000.00.

Between January and April 2016, shareholders acquired 6,732 shares of common stock at a price of €50.00 per share; between April and August 2016, they acquired 15,066 shares of common stock at a price of €65.00 a share; and between August and December 2016, they acquired 9,730 shares of common stock at a price of €80.00 a share; the shares were resold at purchase price.

Exhibit	I
Page	12

In total, common shares with a proportionate share of the share capital of €31,528.00 (corresponding to 0.49% of the share capital) were acquired. The company did not hold any shares of its own stock on the balance sheet date.

We refer here as well to the consolidated analysis of equity movement that is a part of the notes (Exhibit I page 21).

12. Capital reserves

The premiums realized as part of capital increases are disclosed in the capital reserves of EUROIMMUN. In addition, the additional income of past fiscal years from the resale of own stock that had been acquired is recognized here.

13. Consolidated earnings reserves

In addition to the appropriations from EUROIMMUN’s annual profits of previous years, the Other earnings reserves contain the Group’s shares of the balance sheet results of the consolidated subsidiaries to the extent that profits have been realized since they became members of the Group. In addition, this item includes the cumulative effects of consolidation measures of previous years. Negative differences from equity consolidation in the amount of €327k were appropriated to the Group reserves to the extent that these differences were retained profits before the initial consolidation.

Pursuant to the resolution adopted by the EUROIMMUN AG’s Annual General meeting on July 8, 2016, the amount of €5,000,000.00 was appropriated to the Other earnings reserves and the amount of €3,196,548.50 was disbursed from the unappropriated retained earnings.

The option provided by the company charter to appropriate 50% of the annual profit of EUROIMMUN AG in 2016 (€8,163,770.60) to the Other earnings reserves was exercised.

14. Consolidated unappropriated retained earnings

The unappropriated retained earnings of the parent company EUROIMMUN are disclosed as the consolidated unappropriated retained earnings. The transition from consolidated annual profit to consolidated unappropriated retained earnings is presented below the consolidated income statement.

Exhibit	I
Page	13

15. Equity difference from currency translation

The differences from currency translation determined without effect on earnings are recognized in this item; these differences result from the translation of the separate financial statements of the consolidated foreign subsidiaries that were prepared in the national currency.

16. Balancing items for shares of other shareholders

This item includes shares in equity and in the annual profits of consolidated subsidiaries held by non-group shareholders. These shares were acquired by the Group’s parent company during the reporting period. The share of the profits accruing to the shares of the other shareholders amounts to €92k at the time of the acquisition.

17. Provisions

The pension provisions were calculated pursuant to Section 253 (2) HGB and by applying the average interest rate of the last 10 years. In comparison, calculation applying an average interest rate of the last 7 years results in an increase in pension provisions by €4,290k to €23,493k. This difference of €4,290k has been blocked for disbursement.

Other provisions concern essentially personnel-related provisions for remaining vacation claims and overtime credit accounts, performance-based provisions to cover contractual and statutory obligations, and provisions for other risks and obligations.

18. Liabilities

The breakdown of the liabilities is shown below:

	12/31/2016
	Total	Remaining term
		up to 1 year	1–5 years	> 5 years
	€k	€k	€k	€k
Liabilities from contributions by silent shareholders	1,300	—	1,300	—
Bank loans and overdrafts	58,081	14,552	32,482	11,047
Prepayments received	1,197	1,197	—	—
Trade accounts payable	4,567	4,567	—	—
Other liabilities	8,155	7,869	286	—

	73,300	28,185	34,068	11,047

The liabilities from contributions of silent shareholders concerns the holding of €300k agreed per December 18, 2008, with the Gesellschaft für Wagniskapital Mittelständische Beteiligungsgesellschaft Schleswig-Holstein Gesellschaft mit beschränkter Haftung (MBG), Kiel, as a typically silent shareholder and the holding of €1,000k agreed per December 18, 2008 with the Mittelstandsfonds Schleswig-Holstein GmbH (MSH), Kiel, as a typically silent shareholder. The contributions have a term in the amount of €1,300k until December 31, 2018.

Exhibit	I
Page	14

Fixed compensation at a rate of 9.0% p.a. plus variable compensation based on profit must be paid on the liabilities from contributions of silent shareholders.

MBG and MSH do not participate in ongoing losses outside of bankruptcy proceedings.

If bankruptcy proceedings against EUROIMMUN’s assets are initiated, MBG and MSH participate in EUROIMMUN’s losses with their contributions in the ratio of the contributions to share capital and the other equity items of EUROIMMUN; this participation is limited to the amount of the silent contributions.

Bank loans and overdrafts are secured by real estate liens in the amount of €21,477k and assignment by way of security of assets in the amount of €204k.

A pari passu clause concerning the short-term liabilities has been concluded.

Tax liabilities in the amount of €4,187k and liabilities related to social security in the amount of €906k are presented under the Other liabilities. Otherwise, the item contains primarily liabilities due to employees and loan liabilities to private individuals.

19. Transactions not included in the balance sheet and other financial obligations

One of the Group companies has concluded a factoring agreement providing immediate payment for the assigned receivables (less fees and interest) with the intent of improving liquidity and reducing the risk of bad debts. The interest is calculated on the basis of interest rates usual on the market as applied to the payment deadlines granted to the debtors. During the reporting period, receivables in the amount of €1,581k were assigned and interest and fees in the amount of €21k were recognized as effective expenses under this agreement.

Per the balance sheet date, there were Other financial liabilities pursuant to long-term leases and leasing agreements in the amount of €15,326k. The purchase commitments of €21,261k concern essentially the orders for analysis equipment, microscopes, and supplies for production.

Exhibit	I
Page	15

Explanatory comments on the income statement

(Values shown in €k unless otherwise stated)

20. Sales

Breakdown according to fields of activities

2016
€k
Laboratory diagnostics	213,354
Equipment	11,155
Other	14,433

238,942
Passed-on charges for packaging	1,032
Cash discounts	-302

239,672

Breakdown according to regions (sales territories)

2016
€k
Asia/Australia	120,958
EUROPE (except Germany)	56,429
Germany	37,461
Americas	22,472
Africa	2,352

239,672

21. Other operating income/Other operating expenses related to other periods

The Other operating income includes income from the sale of fixed assets related to other periods in the amount of €256k and income from the reversal of provisions in the amount of €836k.

The Other operating expenses include expenditures for license fees related to other period in the amount of €2,393k as well as the amount of €130k from the disposal of tangible assets.

Exhibit	I
Page	16

22. Taxes on income

Tax expenses of €10,233k were incurred for the parent company and for the consolidated subsidiaries realizing a profit. The total amount includes a deferred tax asset of €2,639k.

23. Average headcount for the year

2016
Number
Production department	941
Sales and Administration department	1,009
Other departments	202
Vocational trainees	64

2,216

The headcount in the sales and administration division includes 4 management board members.

As of the balance sheet date, EUROIMMUN employed 2,317 workers, including 68 vocational trainees.

24. Appropriation of the parent company’s earnings

EUROIMMUN AG concluded fiscal year 2016 with a net profit for the year in the amount of €16,328k. Of this amount, €8,164k was appropriated to the Other earnings reserves. The remaining €8,164k was allocated to the unappropriated retained earnings. The proposal to disburse a part of the unappropriated retained earnings will be submitted to the Annual General Meeting on July 14, 2017.

25. Explanatory comments on the cash flow statement

Financial resources are the total of cash on hand and cash in banks. This figure corresponds to the disclosure of cash and cash equivalents in the balance sheet.

Other expenses and income without impact on payment essentially concern expenses from exchange rate differences and expenditures from the allocation to individual valuation allowances.

Exhibit	I
Page	17

26. Events after the reporting period

There were no major events with an impact on the financial position and earnings after the balance sheet date.

27. Other information

Pursuant to Section 20 AktG, EUROIMMUN AG has been notified that more than one-fourth of the stock is held directly by Stöcker Vermögensverwaltungsgesellschaft mbH & Co. KG within the sense of Section 20 (1) AktG.

Stöcker Vermögensverwaltungsgesellschaft mbH & Co. KG, together with Professor Stöcker (Dr. med.) as a private individual, holds the capital majority as well as the voting majority in EUROIMMUN pursuant to Section 20 (4) AktG.

28. Information about the auditor’s fee

The following fees have been recognized for BDO AG Wirtschaftsprüfungsgesellschaft for fiscal year 2016:

a)	Final audit services €84k

b)	Other certification services €22k

c)	Tax accounting services €61k

d)	Other services €43k

Exhibit	I
Page	18

29. Information about the company’s officers and directors

The Supervisory Board had the following members in fiscal year 2016:

Mr. Michael von Schmude, Chair, self-employed corporate consultant

Dr. Ulrich-Maximilian Krauss, Deputy Chair, CPA (ret.), until July 8, 2016

Dr. Farsin Yadegardjam, Deputy Chair, Management Board of EVP Capital Management AG, successor to Dr. Ulrich-

Maximilian Krauss since July 9, 2016, for the remainder of the latter’s term of office

Jürgen Kaden, Dr. sc. med. and lecturer, specialist physician for immunology (ret.)

The Management Board had the following members in fiscal year 2016:

Professor Winfried Stöcker (Dr. med.), CEO

Dr. Wolfgang Schlumberger, Executive Officer for Immunological Biochemistry, Deputy Chair of the Management Board

Ms. Susanne Aleksandrowicz, Executive Officer HR and Administration

Mr. Axel Blankenburg, CFO

The Supervisory Board drew compensation in the amount of €142k and the Management Board in the amount of €2,929k for fiscal year 2016.

Per the balance sheet date, trade receivables in the amount of €562k are owed by Management Board members.

Exhibit	I
Page	19

30. Subsidiaries included in the consolidated annual financial statements

Name and Headquarters	Share
of the company	in capital
in %
EUROIMMUN UK Ltd., London, Great Britain	100.00
EUROIMMUN Italia Diagnostica
Medica S.r.l., Padova, Italy	100.00
EUROIMMUN Polska
Spólka z o.o., Wroclaw, Poland	100.00
Özmen Tibbi Laboratuar
Teshisleri A.S., Istanbul, Turkey	99.99
EUROIMMUN Schweiz AG, Lucerne, Switzerland	100.00
EUROIMMUN France SAS
Bussy Saint Martin, France	100.00
BioEvolution SAS
Bry-sur-Marne, France	100.00
EUROIMMUN Diagnostics España, S.L.
Madrid, Spain	100.00
EUROIMMUN Portugal Unipessoal Lda.
Lisbon, Portugal	100.00
EUROIMMUN (South East Asia)
Pte Ltd., Singapore	100.00
Beijing OUMENG Biotechnology
Co., Ltd., Beijing, China	100.00
EUROIMMUN (Hangzhou) Medical Laboratory
Diagnostics Co., Ltd., Hangzhou, China	100.00
EUROIMMUN Medical Diagnostics
(China) Co., Ltd., Beijing, China	100.00
EUROIMMUN (Tianjin) Medical Diagnostics
Technology Co., Ltd., Tianjin, China	100.00
Hangzhou EUROIMMUN Medical Laboratory
Diagnostic Products Co., Ltd., Hangzhou, China	100.00
Beijing EUROIMMUN Diagnostic Technology
Consulting Co., Ltd., Beijing, China	100.00
Hangzhou EUROIMMUN Medical
Laboratory Co., Ltd., Hangzhou, China	100.00
Guangzhou EUROIMMUN Medical Diagnostic
Products Co., Ltd., Guangzhou, China	100.00
Guangzhou EUROIMMUN Medical
Laboratory Co., Ltd., Guangzhou, China	100.00
EUROIMMUN Medical Laboratory Diagnostics
South Africa (Pty) Ltd., Cape Town, South Africa	100.00
EUROIMMUN Medical Diagnostics
Canada Inc., Mississauga, Canada	100.00
EUROIMMUN US Inc.,
Mountain Lakes, USA	100.00
EUROIMMUN US Real Estate LLC
Mountain Lakes, USA	100.00
EUROIMMUN Brasil Importação e
Distribuição Ltda, Sao Paulo, Brazil	99.99

Exhibit	I
Page	20

31. Consolidated Annual Financial Statements for the Fiscal Year from January 1, 2016 to December 31, 2016

Movement of Consolidated Fixed Assets

		Costs of acquisition							Cumulative write-offs							Book values
		1/1/2016	Additions	Reclassifications	Disposals	Changes in consolidated companies	Currency differences	12/31/2016	1/1/2016	Additions	Reclassifications	Disposals	Changes in consolidated companies	Currency differences	12/31/2016	12/31/2016
		€	€	€	€	€	€	€	€	€	€	€	€	€	€	€
I.	Intangible assets
1.	Goodwill	6,039,996.63	1,520,226.14	0.00	0.00	0.00	0.00	7,560,222.77	2,880,819.85	1,345,153.57	0.00	0.00	0.00	0.00	4,225,973.42	3,334,249.35
2.	Franchises, trademarks, patents	2,857,000.00	409,850.65	2,579.92	-830.67	53,226.14	-22,275.01	3,299,551.03	2,209,548.64	335,698.94	-75.08	-827.99	7,310.00	-20,295.96	2,531,358.55	768,192.48
3.	Prepayments	23,100.00	25,430.00	-4,325.00	0.00	0.00	0.00	44,205.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	44,205.00
4.	Other intangible assets	671,028.78	400,000.00	0.00	-125,000.00	125,000.00	-23,778.71	1,047,250.07	17,894.11	32,893.61	0.00	-125,000.00	125,000.00	-582.71	50,205.01	997,045.06

Total intangible assets		9,591,125.41	2,355,506.79	-1,745.08	-125,830.67	178,226.14	-46,053.72	11,951,228.87	5,108,262.60	1,713,746.12	-75.08	-125,827.99	132,310.00	-20,878.67	6,807,536.98	5,143,691.89

II.	Tangible assets
1.	Land, similar rights, and buildings	50,125,374.11	13,976,394.51	-287,442.04	-423,815.63	406,895.64	527,678.78	64,325,085.37	9,546,510.28	1,840,696.93	-9,803.88	-67,062.67	51,944.36	-97,969.32	11,264,315.70	53,060,769.67
2.	Technical equipment and machinery	33,867,789.54	8,002,879.14	20,781.60	-716,175.59	1,943,305.28	-462,202.61	42,656,377.36	19,324,944.87	3,778,742.15	-391,208.59	-244,577.75	1,217,178.08	-348,905.80	23,336,172.96	19,320,204.40
3.	Other equipment, factory and office equipment	55,293,174.45	8,223,694.77	1,315,666.29	-1,158,767.33	88,793.36	172,098.86	63,934,660.40	28,847,940.43	7,799,983.87	401,087.55	-821,507.27	82,544.97	-58,820.69	36,251,228.86	27,683,431.54

4.	Prepayments and plants and machinery under construction	3,201,175.15	7,842,287.83	-1,047,260.77	-102,840.21	0.00	-22,145.44	9,871,216.56	0.00	0.00	0.00	0.00	0.00	0.00	0.00	9,871,216.56

Total tangible assets		142,487,513.25	38,045,256.25	1,745.08	-2,401,598.76	2,438,994.28	215,429.59	180,787,339.69	57,719,395.58	13,419,422.95	75.08	-1,133,147.69	1,351,667.41	-505,695.81	70,851,717.52	109,935,622.17

III.	Financial assets
1.	Participating interests	512,805.31	187.25	0.00	0.00	0.00	0.00	512,992.56	75,000.00	437,200.00	0.00	0.00	0.00	0.00	512,200.00	792.56
2.	Shares in cooperatives	8,732.32	0.00	0.00	-9,471.57	0.00	989.25	250.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	250.00
Total financial assets		521,537.63	187.25	0.00	-9,471.57	0.00	989.25	513,242.56	75,000.00	437,200.00	0.00	0.00	0.00	0.00	512,200.00	1,042.56

Total fixed assets		152,600,176.29	40,400,950.29	0.00	-2,536,901.00	2,617,220.42	170,365.12	193,251,811.12	62,902,658.18	15,570,369.07	0.00	-1,258,975.68	1,483,977.41	-526,574.48	78,171,454.50	115,080,356.62

Exhibit	I
Page	21

32. German-GAAP / US-GAAP Reconciliation of the Balance sheet as of December 31, 2016

in kEUR	Consolidated Balance Sheet as of December 31st, 2016 in accordance with German GAAP (HGB)	Reconciliation	Note	Consolidated Balance Sheet as of December 31st, 2016 in accordance with US-GAAP
Assets
Current Assets	116,565			116,565
Cash and cash equivalents	22,413			22,413
Trade receivable	48,019			48,019
Inventories	34,987	-998	1	33,989
Current other assets	11,146	998	1	12,144
Current income tax receivables	129			129
Current deferred tax asset	5,006			5,006
Other current assets	6,011	998	1	7,009

Non- Current Assets	119,544	4,040		123,584

Tangible fixed assets	109,936	-3,500	2	106,436
Intangible assets	1,809	3,334	5	5,143
Goodwill	3,334	(3,334)	5	—
Non- current other assets	4,465	7,540		12,005
Investments	1			1
Non- current deferred tax asset	2,382	4,040	3	6,422
Other non-current assets	2,082	3,500	2	5,582

Total Assets	236,109	4,040		240,149

Liabilities and Owner’s Equity
Current Payables	41,457			41,457
Current portion of long-term debt	11,550			11,550
Current portion of loan liabilities	11,242			11,242
Current portion of liabilities from finance leases	308			308
Other current portion of long-term debt	—			—
Trade payables	4,567			4,567
Accruals, deferrals and other current liabilities	25,340			25,340
Current accruals	13,196			13,196
Current bank accounts and other current bank debt	3,310			3,310
Current portion of deferred tax liabilities	—			—
Other current liabilities	8,834			8,834

Non-current Payables	66,143	13,932		80,075

Non- current loans	43,529	1,300	4	44,829
Non- current payables	22,614	12,632		35,246
Provision for pension plans	19,203	13,932	3	33,135
Non- current other provsions and accruals	995			995
Deferred investment grants	413			413
Liabilities from finance leases	286			286
Deferred tax liabilities	417			417
Deferred expenses	—			—
Other non-current liabilities	1,300	-1,300	4	—

Owner’s Equity	128,509	-9,892		118,617

Subscribed capital	6,404			6,404
Capital surplus	12,779	165		12,944
Retained earnings and other reserves	109,326	-10,057	3	99,269

Total Liabilities and Equity	236,109	4,040		240,149

General Note:

The grouping of the balance sheet accounts under German GAAP differs from the US-GAAP classification of accounts. For the purpose of the reconciliation, the balance sheet accounts for German GAAP have been re-grouped to follow the US-GAAP classification.

Note 1

Under German GAAP, prepayments on inventories are reported under inventories. For US-GAAP, the prepayments of kEUR 998 have been reclassified into other current assets.

Note 2

Equipment under operating lease contracts where Euroimmun is the lessor is displayed as tangible assets under German GAAP, whereas in US-GAAP it is to be reported for under other non-current assets.

Note 3

The provision for pension plans increases by kEUR 13,932 in US-GAAP compared to German GAAP due to different discount rates to be used in the valuation of the provision.

The Projected Unit Credit Cost Method is used to determine the present value of the defined benefit obligation and the related current service cost under both US-GAAP and German- GAAP. The deviation presented for employee benefits to income and shareholder’s equity result primarily from a discount rate which is based on high-quality, fixed-income investments for the respective individual duration for US-GAAP purposes, whereas an historic 10-years- average of zero-coupon-interest-swap-rates for an assumed 15-year-duration is used for German-GAAP purposes.

Consequently, the deferred tax asset increases by kEUR 4,040 and retained earnings and other reserves decrease by kEUR 10,057.

Note 4

Under German GAAP, certain loans in the amount of kEUR 1,300 have to be displayed under other non-current liabilities. These amounts have been reclassified as non-current loans under US-GAAP.

Note 5

During prior acquisitions of formerly independent distributors for its own products, Euroimmun acquired intangible assets related to the customer base of those distributors. These customer base assets are amortized over a useful life of five years under US-GAAP. Under German GAAP, these intangible assets are shown as goodwill and are being amortized using the straight-line method over a useful life of five or 15 years. For US-GAAP purposes, the amounts shown under goodwill have been reclassified as intangible assets. Differences in amortization expense are not material, thus, no reconciliation item is shown in the consolidated income statement.

Exhibit I

German-GAAP / US-GAAP Reconciliation of consolidated income statement and consolidated comprehensive income

in kEUR	Consolidated Income Statement for the year ended December 31st, 2016 in accordance with German GAAP (HGB)	Reconciliation	Note	Consolidated Income Statement for the year ended December 31st, 2016 in accordance with US-GAAP
Income Statement
Product revenue	235,085			235,085
Service revenue	3,184			3,184
Other revenue	1,404	-1,404	1

Total revenue	239,673	-1,404		238,269

Cost of goods sold	93,539	3,342	2	96,881

Total cost of goods sold	93,539	3,342		96,881

Selling expenses	43,606	500	2	44,106
General and administrative expenses	31,287	832	2	32,119

Total selling, general and administrative expenses	74,893	1,332		76,225

Research and development expenses	26,831	826	2	27,657
Operating income	44,410	-6,904		37,506

Other income and expense	-3,010	1,404	1	-1,606
Interest income	171			171
Interest expense	8,255	-2,145	2	6,110

Income from continuing operations, before income taxes	33,316	-3,355		29,961

Current income tax expense	12,681			12,681
Deferred income tax expense / -gain	-2,639	-973	3	-3,612

Net income	23,274	-2,382		20,892

				Other comprehensive income according to US-GAAP 2016
Currency translation differences from foreign subsidiaries and operations	This item is not presented separately for German- GAAP		4	-1,587
Other comprehensive income		—		-1,587

Total income		—		19,305

General Note:

The profit and loss accounting under German GAAP follows the total cost accounting method, whereas US-GAAP required the cost of sales method. The classification of the profit and loss statement under German GAAP as shown in the financial statements has been adjusted to the cost of sales method for the purpose of this reconciliation.

Note 1

The reconciliation item results from the reclassification of other revenues under German GAAP that are to be shown as other income under US-GAAP rules.

Note 2

The Projected Unit Credit Cost Method is used to determine the present value of the defined benefit obligation and the related current service cost under both US-GAAP and German- GAAP. The deviation presented for employee benefits to income and shareholder’s equity result primarily from a discount rate which is based on high-quality, fixed-income investments for the respective individual duration for US-GAAP purposes, whereas an historic 10-years- average of zero-coupon-interest-swap-rates for an assumed 15-year-duration is used for German-GAAP purposes.

Under US-GAAP, the pension costs including the interest expenses in total of kEUR 5,500 are distributed according to the allocation of the covered employees.

Under German GAAP, the interest costs have been shown as interest expenses.

Note 3

Deferred income increases due to the changes in pensions from German GAAP to US-GAAP.

Note 4

Under German GAAP, other comprehensive income does not exist and gains and losses from currency translation differences from translating the financial information of foreign subsidiaries and branches into Euro are presented directly in equity.

For US-GAAP, the current year’s movements to these accumulated translation differences in equity are presented in the statement of other comprehensive income .

Exhibit I

EUROIMMUN Medizinische Labordiagnostika AG

RECONCILIATION OF CONSOLIDATED STATEMENT OF CASH FLOWS

	Twelve Months Ended
	December 31, 2016
	German- GAAP	Reconciliation	US- GAAP
	(In kEUR)
Operating activities:
Net income	23,274	(2,382)	20,892

Income from continuing operations	23,274	(2,382)	20,892

Adjustments to reconcile income from continuing operations to net cash provided by continuing operations:
Depreciation and amortization	15,570	—	15,570
Pension and other postretirement expenses	3,229	3,355	6,584
Gains on disposition of businesses and assets, net	(174)	—	(174)
Deferred taxes	(2,639)	(973)	(3,612)
Changes in assets and liabilities which provided (used) cash, excluding effects from companies acquired:
Accounts receivable, net	(7,327)	—	(7,327)
Inventories	752	—	752
Accounts payable	1,353	—	1,353
Accrued expenses and other	2,651	—	2,651

Net cash provided by operating activities of continuing operations	36,689	—	36,689

Net cash provided by operating activities	36,689	—	36,689

Investing activities:
Capital expenditures	(38,328)	—	(38,328)
Activity related to acquisitions, net of cash and cash equivalents acquired	(4,449)	—	(4,449)

Net cash used in investing activities of continuing operations	(42,777)	—	(42,777)

Net cash used in investing activities	(42,777)	—	(42,777)

Financing activities:
Payments on borrowings	(16,412)	—	(16,412)
Proceeds from borrowings	33,850	—	33,850
Dividends paid	(3,200)	—	(3,200)

Net cash provided by financing activities of continuing operations	14,238	—	14,238

Net cash provided by financing activities	14,238	—	14,238

Effect of exchange rate changes on cash and cash equivalents	670	—	670

Net increase in cash and cash equivalents	8,820	—	8,820
Cash and cash equivalents at beginning of period	13,593		13,593

Cash and cash equivalents at end of period	22,413	—	22,413

Lübeck/Germany, February 15, 2018

EUROIMMUN Medizinische Labordiagnostika AG

The Management Board

Exhibit I